Employee Benefit Plan	12 Months Ended
Dec. 31, 2025
Defined Benefit Plan [Abstract]
Defined Benefit Plan [Text Block]
8. Employee Benefit Plan
We currently have no defined contribution 401(k) plan. Under AnaptysBio, Inc.’s defined contribution 401(k) plan, employee contributions are voluntary, for eligible employees, and are determined on an individual basis, limited to the maximum amount allowable under U.S. federal tax regulations. We elected to match 100% of an employee’s contributions up to 10% of the employees’ eligible salary with a maximum limit of $23,500 in 2025 and 100% of an employee’s contribution up to 10% of the employees’ salary with a maximum limit of $23,000 in 2024. For the years ended December 31, 2025 and 2024, we incurred approximately $2.3 million and $1.9 million.